United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2016

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia0-2399958‑2373424

(State or Other Jurisdiction of(Commission File Number) (I.R.S. Employer Identification No.)

Incorporation or organization)

2300 Windy Ridge Parkway, Tenth Floor, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 31, 2016, the Board of Directors of Manhattan Associates, Inc. (the “Company”) appointed Mr. Dennis B. Story to resume service as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.  Mr. Story previously served as Chief Financial Officer of the Company, but served more recently as Chief Financial Officer of Benefitfocus, Inc.  Biographical information for Mr. Story is included in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders and is incorporated herein by reference.

On July 27, 2016, the Company entered into a Letter Agreement with Mr. Story (the “Letter Agreement”), which re-instated, effective as of July 31, 2016, his prior Executive Employment Agreement and Director and Officer Indemnification Agreement, both dated March 29, 2013.  The terms of these agreements are summarized in the Company’s Current Report on Form 8-K filed on April 4, 2013, which disclosure is incorporated herein by reference.

Also pursuant to the Letter Agreement, Mr. Story was awarded a grant of 70,000 restricted stock units, vesting in four installments of 25% on January 31 of each of the years 2017 – 2020.

A copy of the Letter Agreement is filed herewith as Exhibit 10.1.  The forms of his prior Executive Employment Agreement and Director and Officer Indemnification Agreement are filed as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.  The summaries of the terms and conditions of the Letter Agreement, Executive Employment Agreement and Director and Officer Indemnification Agreement are qualified in their entirety by reference to the full text of such agreements.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Story as Executive Vice President, Chief Financial Officer and Treasurer is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
10.1	Letter Agreement, dated July 27, 2016, between Dennis Story and the Company
10.2	Form of Executive Employment Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated as of April 4, 2013)
10.3	Form of Director and Officer Indemnification Agreement (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 4, 2013)
99.1	Press Release regarding appointment of officer, dated August 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.

By: /s/ Bruce S. Richards

      Bruce S. Richards

      Senior Vice President, Chief Legal Officer and Secretary

Dated:  August 1, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated July 27, 2016, between Mr. Dennis Story and the Company
10.2	Form of Executive Employment Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated as of April 4, 2013)
10.3	Form of Director and Officer Indemnification Agreement (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on From 8-K filed on April 4, 2013)
99.1	Press Release regarding appointment of officer, dated August 1, 2016